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This instrument was prepared by:
David J. White
Baker, Donelson, Bearman,
Caldwell & Berkowitz, P.C.
211 Commerce Street, Suite 1000
Nashville, Tennessee 37201

LEASE TERMINATION AGREEMENT

THIS LEASE TERMINATION AGREEMENT (the “Termination”) is dated as of March ___, 2007, and effective at the Effective Time (as defined in Section 1 hereof), and is by and among HR ACQUISITION OF SAN ANTONIO, LTD., an Alabama limited partnership (f/k/a Capstone Capital of San Antonio, Ltd. d/b/a Cahaba of San Antonio, Ltd.) (the “Landlord”), with an address of 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203, and ESC IV, L.P. (d/b/a Texas-ESC IV, L.P.), a Washington limited partnership (the “Tenant”), with an address of 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121.

PRELIMINARY STATEMENTS

A. Pursuant to that certain Lease Agreement identified on Exhibit A attached hereto (the “Lease”), Tenant leased from Landlord the premises more particularly described as the “Leased Property” in the Lease (the “Premises”).

B. In conjunction with the conveyance of the Premises by Landlord to Tenant, Landlord and Tenant wish to agree and consent to the termination of the Lease.

TERMS

NOW, THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual promises contained in this Termination, the parties, intending to be legally bound, agree as follows:

1. Landlord and Tenant hereby agree and consent to the termination of the Lease, effective as of ______ __.m. (Central Time) on the date hereof (the “Effective Time”); provided, however, that Tenant is not released from any liabilities, duties or obligations under the Lease that arose or accrued prior to the Effective Time, including, without limitation, the obligation, responsibility or liability for the payment to Landlord or any other person or entity for any losses, liabilities, damages, injuries, penalties, fines, costs, expenses, claims and other amounts of any and every kind whatsoever (including, without limitation, reasonable attorneys’ fees and expenses) that relate to (a) the Lease; (b) Tenant’s occupancy of the Premises or the improvements thereon; (c) the use or enjoyment of any appurtenances, easements, rights and privileges belonging to the Premises by Tenant or its invitees, officers, contractors, subcontractors, agents, representatives or employees; or (d) causes of action, claims, suits, actions or other proceedings (i) pending at the Effective Time or (ii) filed or made at or after the Effective Time and relating to events occurring or liabilities or obligations arising or accruing prior to the Effective Time.

Kingsley Place of Henderson
Henderson, Rusk County, Texas

2. Tenant hereby releases and forever discharges Landlord from all known or unknown causes of action, claims, suits, actions, demands or other proceedings of any kind that Tenant has as of the Effective Time or may have after the Effective Time on account of or in any way arising out of or related to the Lease or the Premises.

3. This Termination shall be construed and interpreted in accordance with the laws of the State in which the Premises are located.

4. This Termination shall inure to the benefit of the successors and assigns of the parties hereto.

5. This Termination may be executed in any number of counterparts, each of which shall be deemed an original hereof and all of which together shall constitute but one Termination. In the event of any conflict between the terms of this Termination and the terms of the Lease, the terms of this Termination shall govern and shall be controlling.

Kingsley Place of Henderson
Henderson, Rusk County, Texas
N MXP 613028 v2
2429630-000277 3/12/2007

IN WITNESS WHEREOF, the parties hereto have executed this instrument effective on the date set forth above.

LANDLORD:

HR ACQUISITION OF SAN ANTONIO,
LTD., an Alabama limited partnership

By: Healthcare Acquisition of Texas, Inc.,
an Alabama corporation
its General Partner

By: /s/ John M. Bryant, Jr.
John M. Bryant, Jr.,
Senior Vice President and General    Counsel

Kingsley Place of Henderson
Henderson, Rusk County, Texas

TENANT:

ESC IV, L.P., a
Washington limited partnership

By: ESC G.P. II, Inc.,
a Washington corporation
its General Partner

By: /s/ Eric Mendelsohn
Eric Mendelsohn,
Authorized Signatory

Kingsley Place of Henderson
Henderson, Rusk County, Texas

STATE OF TENNESSEE
COUNTY OF DAVIDSON

BEFORE ME, the undersigned authority, on this day personally appeared John M. Bryant, Jr., known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the Senior Vice President and General Counsel of Healthcare Acquisition of Texas, Inc., an Alabama corporation and general partner of HR ACQUISITION OF SAN ANTONIO, LTD., an Alabama limited partnership, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said limited partnership.

Given under my hand and seal of office this _14th_ day of March, 2007.

/s/ Ruth Anne Caruthers
Name: Ruth Anne Caruthers
Notary Public, State of _Tennessee_
My Commission Expires:  08/08/2010

[NOTARIAL SEAL]

Kingsley Place of Henderson
Henderson, Rusk County, Texas

STATE OF ___Washington_____
COUNTY OF _King_____

BEFORE ME, the undersigned authority, on this day personally appeared Eric Mendelsohn, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the Authorized Signatory of ESC G.P. II, Inc., a Washington corporation and general partner of ESC IV, L.P., a Washington limited partnership, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said limited partnership.

Given under my hand and seal of office this __14th_ day of March, 2007.

/s/ Nadia S. Reynolds
Name: Nadia S. Reynolds
Notary Public, State of __ Washington __
My Commission Expires:  06/15/2010

[NOTARIAL SEAL]

Kingsley Place of Henderson
Henderson, Rusk County, Texas

Exhibit A
to Lease Termination

Description of Lease

Lease Agreement, dated as of December 31, 1996, by and between Capstone Capital of San Antonio, Ltd. (d/b/a Cahaba of San Antonio, Ltd.), as lessor, and Integrated Living Communities of Henderson, Inc., as lessee;

as amended by First Amendment to Lease Agreement, dated as of December 1, 1997, by and between Capstone Capital of San Antonio, Ltd. (d/b/a Cahaba of San Antonio, Ltd.), and Integrated Living Communities of Henderson, Inc.;

and as assigned by Assignment and Assumption Agreement, dated as of May 9, 2002, by and by among Capstone Capital of San Antonio, Ltd. (d/b/a Cahaba of San Antonio, Ltd.), Integrated Living Communities of Henderson, L.P. (successor-in-interest to Integrated Living Communities of Henderson, Inc.), HB-ESC V, L.P., and Daniel R. Baty;

and as amended by Second Amendment to Lease Agreement, dated as of May 9, 2002, by and among Capstone Capital of San Antonio, Ltd. (d/b/a Cahaba of San Antonio, Ltd.), HB-ESC V, L.P., and Daniel R. Baty;

and as assigned by Assignment and Assumption of Lease Agreement (With Consent), dated as of December 31, 2003, by and by among HR Acquisition of San Antonio, Ltd. (f/k/a Capstone Capital of San Antonio, Ltd. d/b/a Cahaba of San Antonio, Ltd.), HB-ESC V, L.P., ESC IV, L.P. (d/b/a Texas-ESC IV, L.P.), Emeritus Corporation, and Daniel R. Baty;

and as amended by Third Amendment to Lease Agreement, dated as of June 30, 2005, by and among HR Acquisition of San Antonio, Ltd. (f/k/a Capstone Capital of San Antonio, Ltd.), ESC IV, L.P. (d/b/a Texas-ESC IV, L.P.), Emeritus Corporation, and Daniel R. Baty; and

and as evidenced by a Short Form Memorandum and Assignment and Assumption of Lease and Right of First Refusal, dated as of May 9, 2002, by and between Integrated Living Communities of Henderson, L.P. (formerly Integrated Living Communities of Henderson, Inc.), and HB-ESC V, L.P., recorded at Volume 2322, Page 284 of the Real Property Records of Rusk County, Texas;

and as subject to the Absolute Assignment of Rents and Leases, dated as of May 9, 2002, by and between Capstone Capital of San Antonio, Ltd. d/b/a Cahaba of San Antonio, Ltd., and HB-ESC V, L.P., recorded at Volume 2322, Page 716 of the Real Property Records of Rusk County, Texas;

and subject to the Absolute Assignment of Rents and Leases, dated as of December 31, 2003, by and between HR Acquisition of San Antonio, Ltd. (f/k/a Capstone Capital of San Antonio, Ltd. d/b/a Cahaba of San Antonio, Ltd.), and ESC IV, L.P. (d/b/a Texas-ESC

Kingsley Place of Henderson
Henderson, Rusk County, Texas

IV, L.P.), recorded at Volume 2439, Page 505 of the Real Property Records of Rusk County, Texas;

and as otherwise amended, modified, extended or assigned.

Kingsley Place of Henderson
Henderson, Rusk County, Texas